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                                                                   EXHIBIT 10.35





                                 April 30, 1999



High Speed Access Corp.
4100 East Mississippi Avenue
Denver, CO 80246
Attention: Bob Saunders

Dear Bob:

The purpose of this letter is to provide a broad outline of discussions to date regarding a proposed strategic relationship between Microsoft Corporation ("Microsoft") and High Speed Access Corp (HSA). This letter is a statement of the intentions of the parties with respect to a strategic relationship and related arrangements as outlined herein, and is subject to the final negotiation and execution of definitive documents.

Microsoft and HSA (the "Parties") will work together to negotiate and execute definitive agreements that will encompass the following broad themes:

  o Providing for non-exclusive marketing, promotion and deployment of Microsoft Cable Services and HSA Services to U.S.-based MSOs, including, but not limited to, Comcast, Charter, AT&T and Time Warner.

  o Development of co-branded portal(s) or enhance HSA's existing portal(s) by utilizing MSN's operational infrastructure including Mail, Instant Messaging, Calendaring, Authentication, Preferences and Search.

  o Development of distribution agreements for selected MSN Vertical Content such as MSN Expedia, MSN Carpoint, MSN HomeAdvisor, etc.

  o   Conversion of HSA's facilities to Windows NT/2000 and Commercial Back
      Office.

  o Distribution of Microsoft Internet Explorer, Windows Media Services, Outlook Express, NetMeeting, and other software/service technologies.

  o   Distribution and hosting of Windows Media Events.

  o Development of distribution agreements for provisioning new and existing devices for the Microsoft WebTV Service.

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     o    Joint development and provisioning of enhanced interactive TV services utilizing the Microsoft TVPAK Software Platform and Services.

     o Joint development and provisioning of E-Commerce Services/Offerings to HSA Customers.

     o Joint exploration of new business opportunities such as "The On-line Software Store," Peripheral Licensing, etc.

The above matters are currently some of the proposals being discussed by the parties, but this letter should in no way be construed to limit the potential strategic relationship that potentially may be agreed to by the parties. Furthermore, the parties acknowledge that their discussions are preliminary at this point, and that this letter does not constitute a legally binding obligation of either party, but is only a statement of intentions of the parties with respect to the proposed strategic relationship and related arrangements as outlined herein, and is subject tot he further negotiation and execution of definitive documents.

If this letter accurately expresses the current discussions between the parties, and the spirit of our potential future relationship, please indicate by executing below:

Sincerely,
MICROSOFT CORPORATION


/s/ Amar Nehru
----------------------------
Amar Nehru, General Manager, Corporate Development


Accepted and agreed:
Effective as of April 30, 1999

HIGH SPEED ACCESS CORP


/s/ ROBERT SAUNDERS
----------------------------
Bob Saunders, Vice Chairman